                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



Date of Report  (Date of earliest event reported)        August 31, 1999
                                                  ------------------------------

                                  RMI.NET, Inc.
               -------------------------------------------------
               (Exact name of Registrant as specified in charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

               001-12063                               84-1322326
       ------------------------               --------------------------------
       (Commission File Number)               (IRS Employee Identification No.)

999 Eighteenth Street, Suite 2201, Denver Colorado                  80202
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code       (303) 672-0700
                                                   -----------------------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.  OTHER EVENTS.

         The Registrant recently acquired the assets of Wolfe Internet Access, L.L.C., a Washington limited liability company headquartered in Seattle, Washington and doing business as WolfeNet. The Registrant agreed to pay approximately $6,560,000, payable in the form of 811,687 shares of common stock. The consideration that the Registrant agreed to pay was determined through arm's length negotiation. There was no material relationship between the Registrant and Wolfe Internet Access, L.L.C. prior to the acquisition. The Registrant intends to use the assets acquired in the same manner that Wolfe Internet Access, L.L.C. utilized the assets.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Not required.

(b)      Not required.

(c)      Exhibits:

                     Exhibit
                      Number                    Description
                     -------                    -----------
                       10.1    Asset Purchase Agreement by and among RMI.NET,
                               Inc. Wolfe Internet Access, L.L.C., Happy Man
                               Corporation, Irving S. Wolfe, M. Mercedes
                               Shereda, and Daniel M. Raybin dated as of August
                               31, 1999
                       20.1    News Release dated September 8, 1999 announcing
                               the acquisition of Wolfe Internet Access, L.L.C.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      RMI.NET, Inc.
                                          --------------------------------------
                                                      (Registrant)

           Date: September 15, 1999     By: /s/ CHRISTOPHER J. MELCHER
                                            ------------------------------------
                                            Christopher J. Melcher
                                            Vice  President,  General  Counsel
                                            and  Corporate Secretary